    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 22, 2003
                            _________________________

                            ILLINOIS TOOL WORKS INC.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                  1-4797                 36-1258310
    (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                     Identification No.)

     3600 West Lake Avenue, Glenview, IL                    60025
     (Address of principal executive offices)             (Zip Code)

       (Registrant's telephone number, including area code): 847- 724-7500

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

        (c) Exhibits

         Exhibit Number    Exhibit Description
           99.1            Press Release issued by Illinois Tool Works Inc. dated
                           July 22, 2003 (furnished pursuant to Item 9).
           99.2            Presentation from Illinois Tool Works Inc. second quarter
                           conference call on July 22, 2003 (furnished pursuant
                           to Item 9).

Item 9.    Regulation FD Disclosure

The  information  below  included  in this  Current  Report on Form 8-K is being furnished  pursuant  to Item  12,  "Disclosure  of  Results  of  Operations  and
Financial Condition".

On July 22, 2003,  Illinois Tool Works Inc. (the  "Company")  announced its 2003 second quarter  results of operations in the press release  furnished as Exhibit
99.1. The Company's presentation from the second quarter conference call held on
July 22, 2003 is furnished as Exhibit 99.2

Disclosure  regarding why the Company's  management believes the presentation of
"free operating cash flow" provides useful  information to investors is included in the  Company's  2002 Annual  Report of Form 10-K.  A  reconciliation  of free operating cash flows to net cash provided by operating activities is included in the press release furnished as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, hereunto duly authorized.

                                 Illinois Tool Works Inc.

Date: July 22, 2003              By:   /s/ Jon C. Kinney
                                 -----------------------------------------------
                                 Jon C. Kinney
                                 Senior Vice President
                                 and Chief Financial Officer